Exhibit 99.1


  1.   Joint Filing.  Pursuant to Rule 13d-1(f)(iii) of Regulation 13D-
G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

  2. Power of Attorney. Know all persons by these presents that each person whose signature appears below constitutes and appoints James J. O'Brien and Richard A. Ekleberry, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments to the Schedule 13D and any reports filed pursuant to Section 16 of the Securities Exchange Act of 1934, filed on behalf of each of them with respect to their beneficial ownership of Beringer Wine Estates Holdings, Inc., and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or such person or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  November 14, 1997
                           TPG PARTNERS, L.P.,
                           a Delaware limited partnership

                             By:  TPG GenPar, L.P.,
                                  a Delaware limited partnership,
                                               General Partner

                                   By:  TPG Advisors, Inc.,
                                        a Delaware corporation,
                                  General Partner


                                               By:  /s/ James J. O'Brien
                                            James J. O'Brien,
                                            Vice President



                           TPG PARALLEL I, L.P.,
                           a Delaware limited partnership

                             By:  TPG GenPar, L.P.,
                                  a Delaware limited partnership,
                                               General Partner

                                   By:  TPG Advisors, Inc.,
                                        a Delaware corporation,
                                  General Partner

                                               By:  /s/ James J. O'Brien
                                            James J. O'Brien,
                                            Vice President

                           WINE WORLD EQUITY PARTNERS, L.P.,
                           a Delaware limited partnership

                             By:  TPG Partners, L.P.,
                                  a Delaware limited partnership,
                                  General Partner

                             By:  TPG GenPar, L.P.,
                                  a Delaware limited partnership,
                                  General Partner

                             By:  TPG Advisors, Inc.,
                                  a Delaware corporation,
                                  General Partner


                                  By:  /s/ James J. O'Brien
                                           James J. O'Brien,
                                           Vice President

                           TPG GENPAR, L.P.,
                           a Delaware limited partnership


                             By:  TPG Advisors, Inc.,
                                  a Delaware corporation,
                                  General Partner

                                  By:  /s/ James J. O'Brien
                                           James J. O'Brien,
                                           Vice President